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                                   Eaton Vance
                                   Tax-Managed
                                 Growth Fund 1.1

      A diversified fund seeking long-term, after-tax returns for investors

                                Prospectus Dated
                                   May 1, 2003

                            as revised March 17, 2004



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Information in this prospectus
                                       Page                                 Page
--------------------------------------------------------------------------------
Fund Summary                            2       Sales Charges                  9
Investment Objective & Principal                Redeeming Shares              11
  Policies and Risks                    5       Shareholder Account
Management and Organization             6         Features                    12
Valuing Shares                          7       Tax Information               13
Purchasing Shares                       7       Financial Highlights          15
--------------------------------------------------------------------------------


 This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

FUND SUMMARY

Investment Objective and Principal Strategies. The investment objective of Eaton Vance Tax-Managed Growth Fund 1.1 is to achieve long-term, after-tax returns for its shareholders through investing in a diversified portfolio of equity securities. The Fund invests primarily in common stocks of growth companies that are considered by the investment adviser to be high in quality and attractive in their long-term investment prospects. Although it invests primarily in domestic securities, the Fund may invest up to 25% of its assets in foreign securities. The Fund may engage in derivative transactions (such as the purchase and sale of futures contracts on stocks and stock indexes and options thereon, purchased puts, equity collars, equity swaps, covered short sales and forward sales of stocks) to protect against price declines, to enhance returns or as a substitute for purchasing or selling securities.

The Fund pursues its investment objective by investing its assets in Tax-Managed Growth Portfolio (the "Portfolio"), a separate registered investment company with the same investment objective and policies as the Fund. Using this structure allows the Fund to participate in a well-established investment portfolio without exposing the Fund to tax liability on unrealized gains accrued prior to the Fund's inception in March, 1996. Eaton Vance Tax-Managed Growth
Fund 1.0 and Eaton Vance Tax-Managed Growth Fund 1.2 also invest in the Portfolio. Fund shares are not available for sale to new investors.

Tax-Managed Investing. Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Portfolio approaches its investments from the perspective of a taxpaying shareholder. Buy and sell decisions are made by balancing investment considerations and tax considerations, and taking into account the taxes payable by shareholders in connection with distributions of investment income and net realized capital gains. Among the techniques and strategies used in the tax-efficient management of the Portfolio are the following:

     *    investing primarily in lower-yielding stocks;
     *    purchasing stocks primarily from a long-term perspective;
     * generally maintaining low portfolio turnover of stocks with appreciated gains;
     *    attempting to avoid net realized short-term gains;
     *    when appropriate, selling stocks trading below cost to realize losses;
     * in selling appreciated stocks, selecting the most tax-favored share lots; and
     * selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

The Fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax). The Fund seeks to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income), as well as distributions of realized long-term gains (taxed as long-term capital gains). The Fund can generally be expected to distribute a smaller percentage of returns each year than equity mutual funds that are managed without regard to tax considerations. There can be no assurance, however, that taxable distributions can always be avoided.

Principal Risk Factors. The value of Fund shares is sensitive to stock market volatility. If there is a general decline in the value of publicly-traded stocks, the value of the Fund's shares will also likely decline. Changes in stock market values can be sudden and unpredictable. Also, although stock values can rebound, there is no assurance that values will return to previous levels. The Fund seeks to minimize stock-specific risk by diversifying its holdings among many companies and industries.

Because the Portfolio invests a portion of its assets in foreign securities, the value of Fund shares may be affected by changes in currency exchange rates and other developments abroad. The Portfolio's use of derivative transactions is subject to certain limitations and may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty, or unexpected price or market movements. Securities subject to restrictions on resale are often less liquid and more difficult to value.

The Fund is not a complete investment program and you may lose money by investing. Shareholders should invest for the long-term. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide information about the Fund's performance. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table below contains the Class A, Class B, Class C and Class I performance and a comparison to the performance of an index of domestic common stocks. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, the performance demonstrates the risk that the value of your investment will change.

The returns in the bar chart and the table are for each calendar year through December 31, 2002. The performance for the period prior to March 28, 1996 is that of the predecessor to the Portfolio (without adjusting for expense differences).

  5.66%   5.98%   37.28%  24.93%  31.00%  24.51%  16.18%  2.25%  -10.67% -20.42%
--------------------------------------------------------------------------------
  1993    1994    1995    1996    1997    1998    1999    2000    2001    2002

During the ten years ended December 31, 2002, the highest quarterly total return for Class B was 21.19% for the quarter ended December 31, 1998, and the lowest quarterly return was -15.37% for the quarter ended September 30, 2002. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2002 to March 31, 2003) was -4.74%.

                                                                                    One        Five       Ten
Average Annual Total Return as of December 31, 2002                                 Year      Years      Years
------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                        -24.43%     0.56%     10.12%
Class B Return Before Taxes                                                        -24.40%     0.62%     10.22%
Class B Return After Taxes on Distributions                                        -24.40%     0.62%     10.05%
Class B Return After Taxes on Distributions and the Sale of Class B Shares         -14.98%     0.50%      8.67%
Class C Return Before Taxes                                                        -21.20%     0.93%     10.12%
Class I Return Before Taxes                                                        -19.62%     2.09%     10.95%
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)    -22.09%    -0.58%      9.34%


These returns reflect the maximum sales charge for Class A (5.75%) and any applicable CDSC for Class B and Class C. The Standard & Poor's 500 Index is an unmanaged, broad-based index of common stocks trading in the U.S. Investors cannot invest directly in an Index. (Source for S&P 500 Index returns: Lipper Inc.)

After-tax returns are calculated using the highest historical federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. Returns After Taxes for the Ten Year period reflect tax credits passed by the Portfolio's predecessor to its shareholders.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees  (fees paid directly from your investment)                           Class A  Class B  Class C   Class I*
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) (as a percentage of offering price)                        5.75%     None     None      None
Maximum Deferred Sales Charge (Load)(as a percentage of the lower of
  net asset value at time of purchase or redemption)                                    None     5.00%    1.00%     None
Maximum Sales Charge (Load)Imposed on Reinvested Distributions                          None     None     None      None
Exchange Fee                                                                            None     None     None      None

Annual Fund Operating Expenses
(expenses that are deducted from Fund and Portfolio assets)                           Class A  Class B  Class C   Class I*
-----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                         0.44%    0.44%    0.44%     0.44%
Distribution and Service (12b-1) Fees                                                     n/a    1.00%    1.00%     0.00%
Other Expenses**                                                                        0.37%    0.12%    0.12%     0.12%
                                                                                        -----    -----    -----     -----
Total Annual Fund Operating Expenses                                                    0.81%    1.56%    1.56%     0.56%

*    Class  I  shares  are   sometimes   referred  to  in  this   prospectus  as
     Institutional Shares.
** Other Expenses for Class A includes a 0.25% service fee paid pursuant to a Service Plan.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                       1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
  Class A shares                       $  653    $   819    $   999      $ 1,519
  Class B shares*                      $  659    $   893    $ 1,050      $ 1,655
  Class C shares                       $  259    $   493    $   850      $ 1,856
  Class I Shares                       $   57    $   179    $   313      $   701

You would pay the following expenses if you did not redeem your shares:

                                       1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
  Class A shares                       $  653    $   819    $   999      $ 1,519
  Class B shares*                      $  159    $   493    $   850      $ 1,655
  Class C shares                       $  159    $   493    $   850      $ 1,856
  Class I Shares                       $   57    $   179    $   313      $   701

* Reflects the expenses of Class A after eight years because Class B shares generally convert to Class A shares after eight years.

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The Fund's investment objective is to achieve long-term, after-tax returns for its shareholders through investing in a diversified portfolio of equity securities. The Fund seeks to meet its objective by investing in Tax-Managed Growth Portfolio (the "Portfolio"), a separate open-end investment company that has the same objective and policies as the Fund. The Fund's investment objective may not be changed without shareholder approval. Certain of the Fund's policies may be changed by the Trustees without shareholder approval.

The Portfolio invests in a broadly diversified selection of equity securities, emphasizing common stocks of growth companies that are considered by the investment adviser to be high in quality and attractive in their long-term investment prospects. The portfolio manager seeks to purchase stocks that are reasonably priced in relation to their fundamental value, and which will grow in value over time. Stocks generally are acquired with the expectation of being held for the long-term. Under normal market conditions, the Portfolio will invest primarily in common stocks. The Portfolio's holdings will represent a number of different industries, and less than 25% of the Portfolio's total assets will be invested in any one industry.

In making investment decisions, the portfolio manager relies upon the information provided by, and the expertise of, the investment adviser's research staff. Management of the Portfolio involves consideration of numerous factors (such as potential for price appreciation, risk/return, and the mix of securities held by the Portfolio). Many of these considerations are subjective. The Bush Administration has proposed to exclude from the taxable income of stockholders the dividends they receive that are derived from after-tax corporate profits. Should this proposal be enacted, the Portfolio will consider the tax character of a stock's dividends in making investment decisions.


The Portfolio seeks to achieve long-term after-tax returns in part by minimizing the taxes incurred by shareholders in connection with the Portfolio's investment income and realized capital gains. Fund distributions that are taxed as ordinary income are minimized by investing principally in lower-yielding growth stocks and by generally avoiding income taxable as ordinary income and net realized short-term capital gains in excess of the Fund's expenses. Fund distributions taxed as long-term capital gains are minimized by avoiding or minimizing the sale of securities with large accumulated capital gains. When a decision is made to sell a particular appreciated security, the portfolio manager will select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis. The portfolio manager may sell securities to realize capital losses that can be used to offset realized gains.

To protect against price declines in securities holdings with large accumulated gains, the Portfolio may use various hedging techniques (such as the purchase and sale of futures contracts on stocks and stock indexes and options thereon, the purchase of put options and the sale of call options on securities held, equity swaps, covered short sales, forward sales of stocks and the purchase and sale of forward currency exchange contracts and currency futures). By using these techniques rather than selling appreciated securities, the Portfolio can, with certain limitations, reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. These derivative instruments may also be used by the Portfolio to enhance returns or as a substitute for the purchase or sale of securities. Dividends received on securities with respect to which the Fund is obligated to make payments (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income.

The use of derivatives is highly specialized. The built-in leverage inherent to many derivative instruments can result in losses that substantially exceed the initial amount paid or received by the Portfolio. Equity swaps, over-the-counter options and forward sales are private contracts in which there is a risk of loss in the event of a counterparty's default. In a covered short sale, the Portfolio may be forced to deliver appreciated stock to close the short position, causing a recognition of gain. The Fund normally intends to deliver newly acquired stock to close a short position. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying security. These transactions are subject to special tax rules that could affect the amount, timing and character of distributions to shareholders. Derivative hedging transactions may not be effective because of imperfect correlation and other factors. As a general matter, dividends received on hedged stock positions are fully taxable as ordinary income.


The Portfolio may invest up to 25% of assets in foreign securities, some of which may be located in emerging market countries. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. These risks can be more significant for securities traded in less developed, emerging market countries. As an alternative to holding foreign-traded securities, the Portfolio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts which evidence ownership in underlying foreign securities); such investments are not subject to the Portfolio's 25% limitation on investing in foreign securities.

The Portfolio may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to
Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Portfolio illiquidity if eligible buyers become uninterested in purchasing them.


The Portfolio may borrow amounts up to one-third of the value of total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Borrowings result in increased expense to the Fund and, while they are outstanding, magnify increases or decreases in the value of Fund shares. The Portfolio will not purchase additional portfolio securities while outstanding borrowings exceed 5% of the value of its total assets. During defensive periods in which the investment adviser believes that returns on common stock investments may be unfavorable, the Portfolio may temporarily invest up to 65% of its assets in cash and cash equivalents, which may not be consistent with the Fund's investment objective. While temporarily invested, the Portfolio may not achieve its investment objective. The Portfolio might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times the Portfolio may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.


Benefits of Investing in the Portfolio. Investing in the Portfolio enables the Fund to participate in a large and well-established investment portfolio without being exposed to potential tax liability for unrealized gains accrued prior to the Fund's inception. Securities with large accumulated gains that have been contributed by other investors in the Portfolio or acquired by the Portfolio constitute a substantial portion of the assets of the Portfolio. If contributed securities are sold, the gains accumulated prior to their contribution will be allocated to the contributing investors and not to the Fund or its shareholders. If securities acquired by the Portfolio before the Fund's inception are sold, gains accumulated prior to the Fund's inception will be allocated to other investors in the Portfolio and not to the Fund or its shareholders. As a general matter, the Portfolio does not intend to sell appreciated securities contributed to the Portfolio even if expected to decline in value, but will instead seek to manage its exposure to these securities by using hedging techniques as appropriate. The Portfolio follows the practice of distributing securities to meet redemptions by investors in the Portfolio that contributed securities. The Portfolio's ability to select the securities used to meet redemptions is limited. These limitations could affect the performance of the Portfolio, and, therefore, the Fund. As described under "Redeeming Shares", redemptions by the Fund's shareholders are currently paid solely in cash, but the Fund may adopt in the future a policy of meeting shareholder redemptions in whole or in part through the distribution of readily marketable securities.

MANAGEMENT AND ORGANIZATION

Management. The Portfolio's investment adviser is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance Management ("Eaton Vance"), with offices at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $80 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of the Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee equal to 0.625% annually of the average daily net assets of the Portfolio up to $500 million. On net assets of $500 million and over the annual fee is reduced and is computed as follows:

                                          Annual Fee Rate
Average Daily Net Assets for the Month    (for each level)    For the fiscal
----------------------------------------------------------    year ended
$500 million but less than $1 billion        0.5625%          December 31, 2002,
$1 billion but less than $1.5 billion        0.5000%          the Portfolio paid
$1.5 billion but less than $7 billion        0.4375%          BMR advisory  fees
$7 billion but less than $10 billion         0.4250%          equal to 0.44% of
$10 billion but less than $15 billion        0.4125%          its average  daily
$15 billion and over                         0.4000%          net assets.

Duncan W. Richardson has served as portfolio manager of the Portfolio since it commenced operations and of its predecessor in investment operations (Eaton Vance Tax-Managed Growth Fund 1.0) since 1990. He has been an Eaton Vance portfolio manager for more than five years, is a Senior Vice President and Chief Equity Investment Officer of Eaton Vance and BMR, and also manages other Eaton Vance portfolios.

Eaton Vance serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities. Eaton Vance does not currently recieve a fee for serving as administrator.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds.


Organization. The Fund is a series of Eaton Vance Mutual Funds Trust, a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval). Because the Fund invests in the Portfolio, it may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from the Portfolio at any time.


VALUING SHARES


The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus a sales charge for Class A shares), which is derived from Portfolio holdings. Exchange-listed securities are valued at closing sale prices. The investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable or if events occurring after the close of a securities market and before the Portfolio values its assets would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, net asset value can change on days when Fund shares cannot be redeemed.


When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

PURCHASING SHARES

Class A, Class B and Class C Shares


Fund shares are no longer available for sale to new investors. Current shareholders of Class A, Class B and Class C shares may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000.

After your initial investment, additional investments of of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments of of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts and certain group purchase plans.

If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

The  Fund  is not  intended  for  market  timing  or  excessive  trading.  These activities may disrupt portfolio management and increase costs for all shareholders. If an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. The Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that is potentially detrimental to the Fund. the Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason.

Institutional Shares

Institutional  Shares  are no  longer  available  for  sale  to  new  investors.
Institutional Shares are offered to current shareholders: that are clients of financial intermediaries who charge an advisory, management, consulting or similar fee for their services; accounts affiliated with those financial intermediaries; investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Institutional Shares are also offered to pension plans, endowments and corporations. Your initial investment must be at least $250,000. Subsequent investments of any amount may be made at any time. The investment minimum is waived for persons affiliated with Eaton Vance and its service providers.

The Fund provides shareholders ease of investment by allowing same day wire purchases. You may purchase Institutional Shares through your investment dealer or by requesting your bank to transmit immediately available funds (Federal Funds) by wire to the address set forth below. To make an initial investment by wire, you must first telephone the Fund Order Department at 800-225-6265 (extension 7604) to advise of your action and to be assigned an account number. Failure to call will delay the order. Additional investments may be made at any time through the same wire procedure. The Fund Order Department must be advised by telephone of each transmission. Wire funds to:

        Mellon Trust of New England, N.A.

        ABA #811001234
        Account #080411
        Further Credit Eaton Vance Tax-Managed Growth Fund 1.1-
          Institutional Shares - Fund #492
        A/C # [Insert your account number]

Purchase orders will be executed at the net asset value next determined after their receipt by the Fund only if the Fund has received payment in cash or in Federal Funds. If you purchase shares through an investment dealer, that dealer may charge you a fee for executing the purchase for you.

Choosing a Share Class. The Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in Class expenses. In choosing the class of shares that suits your investment needs, you should consider:

     *    how long you expect to own your shares;
     *    how much you intend to invest;
     * the sales charge and total operating expenses associated with owning each class; and
     * whether you qualify for a reduction or waiver of any applicable sales charges (see "Reducing or Eliminating Sales Charges" under "Sales Charges" below).

Each investor's considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Fund.

     Class A shares are offered at net asset value plus a front-end sales charge of up to 5.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $50,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in "Reducing Class A Sales Charges" under "Sales Charges" below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay service fees equal to 0.25% annually of average daily net assets. Returns on Class A shares are generally higher than returns on Class B and Class C shares because Class A has lower annual expenses than those classes.

     Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or "CDSC".

     The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in "Contingent Deferred Sales Charge" under "Sales Charges" below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See "CDSC Waivers" under "Sales Charges" below. Class B shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Class B shares automatically convert to Class A shares eight years after purchase. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

     Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See "CDSC Waivers" under "Sales Charges" below. Class C shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class C shares are generally lower than returns on Class A shares because Class C has higher annual expenses than Class A.

     Class I shares are offered at net asset value to clients of financial intermediaries who charge an advisory, management, consulting or similar fee for their services; accounts affiliated with those financial intermediaries; investment clients of Eaton Vance and certain persons affiliated with Eaton Vance and certain Eaton Vance service providers. Class I shares also are offered to pension plans, endowments and corporations. Class I shares do not pay distribution or service fees. Distributions on Class I shares are generally higher than distributions paid by other classes because Class I has lower offering expenses.


SALES CHARGES

Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

                                         Sales Charge             Sales Charge         Dealer Commission
                                       as Percentage of      as Percentage of Net     as a Percentage of
Amount of Purchase                      Offering Price          Amount Invested         Offering Price
--------------------------------------------------------------------------------------------------------
Less than $50,000                          5.75%                    6.10%                   5.00%
$50,000 but less than $100,000             4.75%                    4.99%                   4.00%
$100,000 but less than $250,000            3.75%                    3.90%                   3.00%
$250,000 but less than $500,000            3.00%                    3.09%                   2.50%
$500,000 but less than $1,000,000          2.00%                    2.04%                   1.75%
$1,000,000 or more                         0.00*                    0.00*               See Below

* No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of r edemptions within 12 months of purchase.


The principal underwriter may pay additional compensation from its own resources to investment dealers in connection with sales promotions sponsored by the principal underwriter or sales programs sponsored by investment dealers.

The principal underwriter will pay an upfront commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts of $3 million or more but less than $5 million; plus 0.25% for any amounts of $5 million or more. Purchases totalling $1 million or more will be aggregated over a 12-month period for purposes of determining the amount of the commission to be paid.

For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay investment dealers a fee monthly in arrears based upon the commission rates stated above. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first 12 months after the investment is made.


The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain tax-deferred retirement plans.

Contingent Deferred Sales Charge. Each Class of shares (with the exception of Class I shares) is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00%

CDSC if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:

Year of Redemption After Purchase     CDSC     The CDSC is based on the lower of
------------------------------------------     the net asset value at the time
First or Second                        5%      of  purchase or at the  time of
Third                                  4%      redemption.  Shares acquired
Fourth                                 3%      through  the  reinvestment  of
Fifth                                  2%      distributions are exempt from the
Sixth                                  1%      CDSC. Redemptions are made first
Seventh or following                   0%      from shares that are not subject
                                               to a CDSC.


The sales commission payable to investment dealers in connection with sales of Class B and Class C shares is described under "Distribution and Service Fees" below.

Conversion Feature. After eight years, Class B shares will automatically convert to Class A shares. Class B shares acquired through the reinvestment of distributions will convert in proportion to shares not so acquired.

Reducing or Eliminating Sales Charges. Your purchase may be eligible for a reduced sales charge, or the sales charge may be eliminated, under the circumstances described below. Sales charges may also be reduced or eliminated pursuant to the exchange privilege and the reinvestment privilege, when reinvesting distributions, and in connection with redemptions under a withdrawal plan. For more information, see "Shareholder Account Features" below.

Reducing Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or the Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

     Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more. Class A, Advisers Class, Class B, Class C, Class D, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held in trust or fiduciary accounts for the benefit of any of you. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation.

     Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.

Purchasing Class A Shares at Net Asset Value. Class A shares are offered at net asset value to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; tax-deferred retirement plans; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See "Shareholder Account Features" for details.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features")and for Class B and Class C shares, in connection with certain redemptions from tax-deferred retirement plans. Call 1-800-262-1122 for details. The Class B CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

More information about sales charges is available on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

Distribution and Service Fees. Class B and Class C shares have in effect plans under Rule 12b-1 that allow the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% and 1%, respectively, of the purchase price of the shares. After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees.

Class A, Class B and Class C shares pay service fees for personal and/or account services equal to 0.25% of average daily net assets annually. After the sale of shares, the principal underwriter receives service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.


REDEEMING SHARES

You can redeem shares in any of the following ways:

  By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

  By Telephone          You can redeem up to $100,000 b y calling the transfer
                        agent at 1-800-262-112 on Monday through Friday, 9:00 a.m. to 4:00 p.m. (eastern time). Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities and shares subject to fiduciary arrangements cannot be redeemed by telephone.

  By Wire
  (For Institutional
   Shares only)         If you have given complete written authorization in
                        advance you may request that redemption proceeds be wired directly to your bank account. The bank designated may be any bank in the United States.
                        The redemption request may be made by calling the transfer agent at 1-800-262-1122 or by sending a signature guaranteed letter of instruction to the transfer agent (see back cover for address). You may be required to pay the costs of redeeming by wire; however, no costs are currently charged. The Fund may suspend or terminate this expedited payment procedure upon at least
                        30 days notice.

  Through an
  Investment Dealer     Your investment dealer is responsible for transmitting
                        the order promptly. An investment dealer may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

Meeting Redemptions by Distributing Portfolio Securities. The Fund currently meets shareholder redemptions entirely in cash, but in the future may adopt a policy of meeting redemption requests in whole or in part by distributing portfolio securities chosen by the investment adviser. The Fund would only distribute readily marketable securities, which would be valued pursuant to the Portfolio's valuation procedures. Redeeming shareholders who receive securities could incur brokerage charges and other costs and may be exposed to market risk in selling the distributed securities. If the Fund adopts a policy of distributing securities to meet redemptions, it may continue to meet redemptions in whole or in part with cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

Distributions. You may have your Fund distributions paid in one of the following ways:

  *Full
   Reinvest
   Option      Dividends and capital gains are reinvested in additional  shares.
               This option will be assigned if you do not specify an option.
  *Partial
   Reinvest
   Option      Dividends  are paid in cash and capital  gains are  reinvested in additional shares.
  *Cash
   Option      Dividends and capital gains are paid in cash.

  *Exchange
   Option Class A, Class B and Class C dividends and/or capital gains are reinvested in additional shares of another Eaton Vance fund chosen by you. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives and policies carefully.

Information from the Fund. From time to time, you may be mailed the following:

     * Annual and Semi-Annual Reports, containing performance information and financial statements.
     * Periodic account statements, showing recent activity and total share balance.
     * Form 1099 and tax information needed to prepare your income tax returns.
     *    Proxy materials, in the event a shareholder vote is required.
     *    Special notices about significant events affecting your Fund.

Withdrawal Plan. Class A, Class B and Class C shares may be redeemed on a regular quarterly basis by establishing a systematic withdrawal plan. Withdrawal amounts must be at least $200 per year, or a specified percentage of net asset value of at least 4% but not more than 12% annually of the greater of either the initial account balance or the current account balance. These withdrawals will not be subject to a CDSC. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege. You may exchange your Class A, Class B or Class C shares for shares of the same Class of another Eaton Vance fund or, in the case of Class B and Class C shares, Eaton Vance Money Market Fund. Institutional Shares may be exchanged for other Eaton Vance fund Institutional Shares. Exchanges are generally made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.


Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund (or, for Class A shares, in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"Street Name" Accounts. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

TAX INFORMATION

While the Fund attempts to minimize taxable distributions, there can be no assurance that taxable distributions can be avoided. Distributions of income (other than qualified dividend income, which is described below) and net realized short-term capital gains are taxable as ordinary income. Distributions of qualified dividend income and long-term capital gains are taxable as long-term gains. Different classes will generally distribute different distribution amounts. The Fund expects to pay any required distributions annually. Distributions are taxable whether paid in cash or in additional Fund shares.

Under federal income tax law enacted on May 28, 2003, "qualified dividend income" received by individual shareholders is taxed at rates equivalent to long-term capital gain tax rates, which currently reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass through the tax treatment of tax-favored dividends it receives to Fund shareholders who hold Fund shares for more than 60 days during the 120-days surrounding the ex-dividend date. For the Fund to receive tax-favored dividends, the Fund must hold the stock associated with an otherwise qualifying dividend for more than 60 days during the 120-day period beginning 60 days before the ex-dividend date. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The provisions of the Internal Revenue Code applicable to tax-favored dividends are effective through 2008. Thereafter, dividends will be taxable as ordinary income unless further legislative action is taken.

Investors who purchase shares at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed, will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January (if any) will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

Portfolio's investments in foreign securities may be subject to foreign withholding taxes, which would decrease the Fund's return on such securities. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Portfolio. In addition, investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund's financial performance for the past five years. Certain information in the tables reflect the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, independent accountants. The report of Deloitte & Touche LLP and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.

                                                                                  Year Ended December 31,
                                                           ----------------------------------------------------------------
                                                                                          2002
                                                           ----------------------------------------------------------------
                                                                Class A           Class B       Class C         Class I
---------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                             $ 21.100        $   20.270      $ 19.460        $ 9.990
                                                                ----------      ------------    ----------      ---------

Income (loss) from operations
Net investment income (loss)(1)                                 $  0.091        $   (0.048)     $ (0.046)       $ 0.066
Net realized and unrealized loss                                  (4.271)           (4.092)       (3.924)        (2.026)
                                                                ----------      ------------    ----------      ---------
Total loss from operations                                      $ (4.180)       $   (4.140)     $ (3.970)       $(1.960)
                                                                ----------      ------------    ----------      ---------
Net asset value - End of year                                   $ 16.920        $   16.130      $ 15.490        $ 8.030
                                                                ----------      ------------    ----------      ---------
Total Return(4)                                                   (19.81)%          (20.42)%      (20.40)%       (19.62)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                         $958,625        $2,217,673      $787,374        $   575
Ratios (as a percentage of average daily net assets):
  Expenses(5)                                                       0.81%             1.56%         1.56%          0.56%
  Net investment income (loss)                                      0.48%            (0.27)%       (0.27)%         0.75%
Portfolio turnover of the Portfolio                                   23%               23%           23%            23%

                                                                                  Year Ended December 31,
                                                           ----------------------------------------------------------------
                                                                                          2001
                                                           ----------------------------------------------------------------
                                                                Class A           Class B       Class C         Class I
---------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                           $   23.440        $   22.690    $   21.800        $11.020
                                                              ------------      ------------   -----------      ---------

Income (loss) from operations
Net investment income (loss)(1)                               $    0.062        $   (0.095)   $   (0.092)       $ 0.055
Net realized and unrealized loss                                    (2.402)         (2.325)       (2.248)        (1.085)
                                                              ------------      ------------   -----------      ---------
Total loss from operations                                    $   (2.340)       $   (2.420)   $   (2.340)       $(1.030)
                                                              ------------      ------------   -----------      ---------
Net asset value - End of year                                 $   21.100        $   20.270    $   19.460        $ 9.990
                                                              ------------      ------------   -----------      ---------
Total Return(4)                                                    (9.98)%          (10.67)%      (10.73)%        (9.35)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                       $1,526,735        $3,381,103    $1,228,899        $   720
Ratios (as a percentage of average daily net assets):
  Expenses(5)                                                       0.79%             1.54%         1.54%          0.54%
  Net investment income (loss)                                      0.29%            (046)%        (0.46)%         0.55%
Portfolio turnover of the Portfolio                                   18%              18%            18%            18%

                                                                                  Year Ended December 31,
                                                           ----------------------------------------------------------------
                                                                                          2000
                                                           ----------------------------------------------------------------
                                                                  Class A         Class B         Class C       Class I
---------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                             $   22.750      $   22.190      $   21.320      $10.670
                                                                ------------    ------------    ------------    ---------

Income (loss) from operations
Net investment income (loss)(1)                                 $    0.083      $   (0.092)     $   (0.091)     $ 0.068
Net realized and unrealized gain                                     0.607           0.592           0.571        0.282
                                                                ------------    ------------    ------------    ---------
Total income from operations                                    $    0.690      $    0.500      $    0.480      $ 0.350
                                                                ------------    ------------    ------------    ---------
Net asset value - End of year                                   $   23.440      $   22.690      $   21.800      $11.020
                                                                ------------    ------------    ------------    ---------
Total Return(4)                                                       3.03%           2.25%           2.25%        3.28%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                         $1,698,289      $3,951,916      $1,384,535      $   438
Ratios (as a percentage of average daily net assets):
  Expenses(5)                                                         0.77%           1.53%           1.54%        0.54%
  Net investment income (loss)                                        0.35%          (0.40)%         (0.41)%       0.61%
Portfolio turnover of the Portfolio                                     13%             13%             13%          13%

                                                                                  Year Ended December 31,
                                                           ----------------------------------------------------------------
                                                                                          1999
                                                           ----------------------------------------------------------------
                                                                  Class A         Class B         Class C      Class I(2)
---------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                             $   19.440      $   19.100      $   18.380      $10.000
                                                                ------------    ------------    ------------    ---------

Income (loss) from operations
Net investment income (loss)(1)                                 $    0.101      $   (0.055)     $   (0.074)     $ 0.031
Net realized and unrealized gain                                     3.209           3.145           3.014        0.639
                                                                ------------    ------------    ------------    ---------
Total income from operations                                    $    3.310      $    3.090      $    2.940      $ 0.670
                                                                ------------    ------------    ------------    ---------
Net asset value - End of year                                   $   22.750      $   22.190      $   21.320      $10.670
                                                                ------------    ------------    ------------    ---------
Total Return(4)                                                      17.03%          16.18%          16.00%        6.70%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                         $1,401,591      $3,465,441      $1,108,513      $    58
Ratios (as a percentage of average daily net assets):
  Expenses(5)                                                         0.68%           1.45%           1.56%        0.55%(6)
  Net investment income (loss)                                        0.49%          (0.28)%         (0.39)%       0.66%(6)
Portfolio turnover of the Portfolio                                     11%             11%             11%          11%

                                                   (See footnotes on last page.)

                                                            Period Ended December 31,              Year Ended October 31,
                                                   ------------------------------------------------------------------------------
                                                                      1998(3)                                1998
                                                   ------------------------------------------------------------------------------
                                                        Class A        Class B   Class C     Class A       Class B   Class C
---------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 17.150     $   16.870  $ 16.240    $ 14.680    $   14.550  $ 14.030
                                                        ------------ ----------- ----------- ----------- ----------- -----------

Income (loss) from operations
Net investment income (loss)(1)                         $  0.017     $   (0.005) $ (0.011)   $  0.099    $   (0.027) $ (0.053)
Net realized and unrealized gain                           2.273          2.235     2.151       2.371         2.347     2.263
                                                        ------------ ----------- ----------- ----------- ----------- -----------
Total income from operations                            $  2.290     $    2.230  $  2.140    $  2.470    $    2.320  $  2.210
                                                        ------------ ----------- ----------- ----------- ----------- -----------
Net asset value - End of year                           $ 19.440     $   19.100  $ 18.380    $ 17.150    $   16.870  $ 16.240
                                                        ------------ ----------- ----------- ----------- ----------- -----------
Total Return(4)                                            13.35%         13.22%    13.18%      16.83%        15.95%    15.75%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $852,967     $2,196,794  $647,241    $689,283    $1,801,720  $522,877
Ratios (as a percentage of average daily net assets):       0.62%(6)       1.37%     1.55%       0.67%         1.43%     1.59%
  Expenses(5)                                               0.56%(6)      (0.18)%   (0.37)%      0.59%        (0.16)%   (0.33)%
  Net investment income (loss)                                 3%             3%        3%         12%           12%       12%
Portfolio turnover of the Portfolio

(1) Net investment income (loss) per share was computed using average shares outstanding.
(2) For the period from the start of business, July 2, 1999, to December 31, 1999.
(3)  For the two-month period ended December 31, 1998.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(5)  Includes the Fund's share of the Portfolio's allocated expenses.
(6)  Annualized.

{LOGO}





More Information
--------------------------------------------------------------------------------

     About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Portfolio's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting the principal underwriter:

                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.


     About Shareholder Accounts: You can obtain more information from Eaton Vance Share- holder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:

--------------------------------------------------------------------------------
                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653

                                 1-800-262-1122



The Fund's SEC File No. is 811-4015.                                     TMG1.1P





394-3/04                                         (c) 2004 Eaton Vance Management

                     EATON VANCE TAX-MANAGED GROWTH FUND 1.1
                Supplement to Statement of Additional Information
                                dated May 1, 2003





The following is added to "Sales Charges":

Conversion Feature. Class B shares held for eight years (the "holding period") will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bears to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.


March 1, 2004